The Travelers Companies, Inc. Financial Supplement - Second Quarter 2024	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net income (loss)	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657
Net income (loss) per share:
Basic	$4.18	$(0.07)	$1.75	$7.07	$4.87	$2.32	$4.14	$7.19
Diluted	$4.13	$(0.07)	$1.74	$6.99	$4.80	$2.29	$4.09	$7.09
Core income	$970	$15	$454	$1,633	$1,096	$585	$985	$1,681
Core income per share:
Basic	$4.16	$0.06	$1.97	$7.09	$4.75	$2.54	$4.24	$7.29
Diluted	$4.11	$0.06	$1.95	$7.01	$4.69	$2.51	$4.19	$7.20
Return on equity	17.5%	(0.2)%	7.7%	29.0%	18.0%	8.6%	8.6%	13.3%
Core return on equity	14.5%	0.2%	6.9%	24.0%	15.4%	8.1%	7.4%	11.8%
Total assets, at period end	$118,352	$120,573	$121,384	$125,978	$127,410	$129,315	$120,573	$129,315
Total equity, at period end	$23,052	$21,855	$19,978	$24,921	$25,022	$24,862	$21,855	$24,862
Book value per share, at period end	$99.80	$95.46	$87.47	$109.19	$109.28	$109.08	$95.46	$109.08
Less: Net unrealized investment gains (losses), net of tax	(16.75)	(19.99)	(28.31)	(13.71)	(16.25)	(17.44)	(19.99)	(17.44)
Adjusted book value per share, at period end	$116.55	$115.45	$115.78	$122.90	$125.53	$126.52	$115.45	$126.52

Weighted average number of common shares outstanding (basic)	231.7	229.7	228.8	228.4	229.0	228.6	230.6	228.8
Weighted average number of common shares outstanding and common stock equivalents (diluted)	234.4	229.7	231.1	231.1	232.0	231.5	233.3	231.8
Common shares outstanding at period end	231.0	228.9	228.4	228.2	229.0	227.9	228.9	227.9
Common stock dividends declared	$218	$233	$232	$232	$232	$245	$451	$477
Common stock repurchased:
Under Board of Directors authorization
Shares	2.2	2.2	0.6	0.4	1.2	1.1	4.4	2.3
Cost	$400	$400	$100	$65	$250	$250	$800	$500
Other
Shares	0.3	—	—	—	0.6	0.1	0.3	0.7
Cost	$62	$—	$1	$1	$138	$3	$62	$141

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net income (loss)
Net income (loss)	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657
Adjustments:
Net realized investment (gains) losses, after-tax	(5)	29	50	7	(27)	51	24	24
Core income	$970	$15	$454	$1,633	$1,096	$585	$985	$1,681
Basic earnings per share
Net income (loss)	$4.18	$(0.07)	$1.75	$7.07	$4.87	$2.32	$4.14	$7.19
Adjustments:
Net realized investment (gains) losses, after-tax	(0.02)	0.13	0.22	0.02	(0.12)	0.22	0.10	0.10
Core income	$4.16	$0.06	$1.97	$7.09	$4.75	$2.54	$4.24	$7.29
Diluted earnings per share
Net income (loss)	$4.13	$(0.07)	$1.74	$6.99	$4.80	$2.29	$4.09	$7.09
Adjustments:
Net realized investment (gains) losses, after-tax	(0.02)	0.13	0.21	0.02	(0.11)	0.22	0.10	0.11
Core income	$4.11	$0.06	$1.95	$7.01	$4.69	$2.51	$4.19	$7.20

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

Basic and Diluted	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net income (loss), as reported	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657
Participating share-based awards - allocated income	(7)	(1)	(3)	(12)	(8)	(5)	(7)	(13)
Net income (loss) available to common shareholders - basic and diluted	$968	$(15)	$401	$1,614	$1,115	$529	$954	$1,644
Common Shares
Basic
Weighted average shares outstanding	231.7	229.7	228.8	228.4	229.0	228.6	230.6	228.8
Diluted
Weighted average shares outstanding	231.7	229.7	228.8	228.4	229.0	228.6	230.6	228.8
Weighted average effects of dilutive securities - stock options and performance shares	2.7	—	2.3	2.7	3.0	2.9	2.7	3.0
Diluted weighted average shares outstanding	234.4	229.7	231.1	231.1	232.0	231.5	233.3	231.8

(1) Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations. The net loss EPS calculation for 2Q 2023 excluded the allocation of $2 million of undistributed loss to participating share-based awards, since such allocation would result in anti-dilution of basic and diluted earnings per share. In addition, the net loss EPS calculation for 2Q 2023 excluded the incremental impact of 2.5 million stock options and performance shares, since the impact of these potential shares of common stock and their effects on income was anti-dilutive. The core income EPS calculation for 2Q 2023 included these items.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income (Loss) - Consolidated

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Premiums	$8,854	$9,216	$9,718	$9,973	$10,126	$10,243	$18,070	$20,369
Net investment income	663	712	769	778	846	885	1,375	1,731
Fee income	106	106	112	109	109	115	212	224
Net realized investment gains (losses)	6	(35)	(65)	(11)	35	(65)	(29)	(30)
Other revenues	75	99	101	78	112	105	174	217
Total revenues	9,704	10,098	10,635	10,927	11,228	11,283	19,802	22,511
Claims and expenses
Claims and claim adjustment expenses	5,959	7,227	7,149	5,880	6,656	7,373	13,186	14,029
Amortization of deferred acquisition costs	1,462	1,519	1,604	1,641	1,698	1,678	2,981	3,376
General and administrative expenses	1,267	1,308	1,312	1,289	1,406	1,478	2,575	2,884
Interest expense	88	92	98	98	98	98	180	196
Total claims and expenses	8,776	10,146	10,163	8,908	9,858	10,627	18,922	20,485
Income (loss) before income taxes	928	(48)	472	2,019	1,370	656	880	2,026
Income tax expense (benefit)	(47)	(34)	68	393	247	122	(81)	369
Net income (loss)	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657

Other statistics
Effective tax rate on net investment income	16.0%	16.5%	16.8%	17.0%	17.6%	17.8%	16.3%	17.7%
Net investment income (after-tax)	$557	$594	$640	$645	$698	$727	$1,151	$1,425

Catastrophes, net of reinsurance:
Pre-tax	$535	$1,481	$850	$125	$712	$1,509	$2,016	$2,221
After-tax	$422	$1,171	$669	$99	$563	$1,192	$1,593	$1,755

Prior year reserve development - favorable (unfavorable):
Pre-tax	$105	$60	$(154)	$132	$91	$230	$165	$321
After-tax	$83	$47	$(122)	$105	$71	$182	$130	$253

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Underwriting gain (loss)	$501	$(509)	$(107)	$1,088	$472	$(58)	$(8)	$414
Net investment income	557	594	640	645	698	727	1,151	1,425
Other income (expense), including interest expense	(88)	(70)	(79)	(100)	(74)	(84)	(158)	(158)
Core income	970	15	454	1,633	1,096	585	985	1,681
Net realized investment gains (losses)	5	(29)	(50)	(7)	27	(51)	(24)	(24)
Net income (loss)	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	66.7%	77.9%	73.0%	58.4%	65.2%	71.4%	72.4%	68.4%
Underwriting expense ratio	28.7%	28.6%	28.0%	27.4%	28.7%	28.8%	28.7%	28.7%
Combined ratio	95.4%	106.5%	101.0%	85.8%	93.9%	100.2%	101.1%	97.1%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.2)%	(0.7)%	1.6%	(1.3)%	(0.9)%	(2.2)%	(0.9)%	(1.5)%
Catastrophes, net of reinsurance	6.0%	16.1%	8.8%	1.2%	7.1%	14.7%	11.2%	10.9%
Underlying combined ratio	90.6%	91.1%	90.6%	85.9%	87.7%	87.7%	90.8%	87.7%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$28	$28	$28	$29	$30	$30	$56	$60
Fee income:
Loss and loss adjustment expenses	$42	$40	$42	$40	$39	$42	$82	$81
Underwriting expenses	64	66	70	69	70	73	130	143
Total fee income	$106	$106	$112	$109	$109	$115	$212	$224
Non-insurance general and administrative expenses	$95	$92	$99	$103	$102	$106	$187	$208

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Premiums	$8,854	$9,216	$9,718	$9,973	$10,126	$10,243	$18,070	$20,369
Net investment income	663	712	769	778	846	885	1,375	1,731
Fee income	106	106	112	109	109	115	212	224
Other revenues	75	99	101	78	112	105	174	217
Total revenues	9,698	10,133	10,700	10,938	11,193	11,348	19,831	22,541
Claims and expenses
Claims and claim adjustment expenses	5,959	7,227	7,149	5,880	6,656	7,373	13,186	14,029
Amortization of deferred acquisition costs	1,462	1,519	1,604	1,641	1,698	1,678	2,981	3,376
General and administrative expenses	1,267	1,308	1,312	1,289	1,406	1,478	2,575	2,884
Interest expense	88	92	98	98	98	98	180	196
Total claims and expenses	8,776	10,146	10,163	8,908	9,858	10,627	18,922	20,485
Core income (loss) before income taxes	922	(13)	537	2,030	1,335	721	909	2,056
Income tax expense (benefit)	(48)	(28)	83	397	239	136	(76)	375
Core income	$970	$15	$454	$1,633	$1,096	$585	$985	$1,681
Other statistics
Effective tax rate on net investment income	16.0%	16.5%	16.8%	17.0%	17.6%	17.8%	16.3%	17.7%
Net investment income (after-tax)	$557	$594	$640	$645	$698	$727	$1,151	$1,425
Catastrophes, net of reinsurance:
Pre-tax	$535	$1,481	$850	$125	$712	$1,509	$2,016	$2,221
After-tax	$422	$1,171	$669	$99	$563	$1,192	$1,593	$1,755
Prior year reserve development - favorable (unfavorable):
Pre-tax	$105	$60	$(154)	$132	$91	$230	$165	$321
After-tax	$83	$47	$(122)	$105	$71	$182	$130	$253

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$10,347	$10,907	$11,263	$10,455	$11,310	$11,865	$21,254	$23,175
Net written premiums	$9,396	$10,318	$10,493	$9,994	$10,184	$11,115	$19,714	$21,299
Net earned premiums	$8,854	$9,216	$9,718	$9,973	$10,128	$10,243	$18,070	$20,371
Losses and loss adjustment expenses	5,906	7,179	7,091	5,826	6,602	7,320	13,085	13,922
Underwriting expenses	2,727	2,863	2,860	2,748	3,012	3,111	5,590	6,123
Statutory underwriting gain (loss)	221	(826)	(233)	1,399	514	(188)	(605)	326
Policyholder dividends	12	10	14	13	12	12	22	24
Statutory underwriting gain (loss) after policyholder dividends	$209	$(836)	$(247)	$1,386	$502	$(200)	$(627)	$302
Other statutory statistics
Reserves for losses and loss adjustment expenses	$51,164	$52,643	$53,692	$53,717	$54,578	$55,922	$52,643	$55,922
Increase (decrease) in reserves	$402	$1,479	$1,049	$25	$861	$1,344	$1,881	$2,205
Statutory capital and surplus	$23,689	$22,934	$23,267	$25,114	$25,329	$25,210	$22,934	$25,210
Net written premiums/surplus (1)	1.54:1	1.65:1	1.68:1	1.60:1	1.62:1	1.66:1	1.65:1	1.66:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Written premiums
Gross	$10,347	$10,907	$11,263	$10,455	$11,310	$11,865	$21,254	$23,175
Ceded	(951)	(589)	(770)	(461)	(1,128)	(750)	(1,540)	(1,878)
Net	$9,396	$10,318	$10,493	$9,994	$10,182	$11,115	$19,714	$21,297
Earned premiums
Gross	$9,469	$9,866	$10,397	$10,678	$10,867	$11,083	$19,335	$21,950
Ceded	(615)	(650)	(679)	(705)	(741)	(840)	(1,265)	(1,581)
Net	$8,854	$9,216	$9,718	$9,973	$10,126	$10,243	$18,070	$20,369

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Premiums	$4,477	$4,644	$4,956	$5,067	$5,160	$5,168	$9,121	$10,328
Net investment income	473	509	551	552	609	632	982	1,241
Fee income	99	98	102	101	101	105	197	206
Other revenues	47	67	71	47	77	77	114	154
Total revenues	5,096	5,318	5,680	5,767	5,947	5,982	10,414	11,929
Claims and expenses
Claims and claim adjustment expenses	2,907	3,296	3,519	2,974	3,331	3,471	6,203	6,802
Amortization of deferred acquisition costs	742	773	820	838	864	861	1,515	1,725
General and administrative expenses	734	764	772	771	818	835	1,498	1,653
Total claims and expenses	4,383	4,833	5,111	4,583	5,013	5,167	9,216	10,180
Segment income before income taxes	713	485	569	1,184	934	815	1,198	1,749
Income tax expense (benefit)	(43)	83	101	227	170	159	40	329
Segment income	$756	$402	$468	$957	$764	$656	$1,158	$1,420
Other statistics
Effective tax rate on net investment income	15.8%	16.4%	16.8%	16.8%	17.4%	17.7%	16.1%	17.6%
Net investment income (after-tax)	$398	$426	$458	$459	$502	$521	$824	$1,023
Catastrophes, net of reinsurance:
Pre-tax	$199	$396	$203	$40	$209	$389	$595	$598
After-tax	$157	$313	$160	$32	$166	$307	$470	$473
Prior year reserve development - favorable (unfavorable):
Pre-tax	$19	$(101)	$(263)	$56	$—	$34	$(82)	$34
After-tax	$15	$(80)	$(207)	$44	$—	$26	$(65)	$26

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Underwriting gain (loss)	$388	$(12)	$22	$531	$274	$148	$376	$422
Net investment income	398	426	458	459	502	521	824	1,023
Other income (expense)	(30)	(12)	(12)	(33)	(12)	(13)	(42)	(25)
Segment income	$756	$402	$468	$957	$764	$656	$1,158	$1,420
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.8%	70.0%	70.0%	57.7%	63.6%	66.2%	66.9%	64.9%
Underwriting expense ratio	29.8%	30.1%	29.1%	28.8%	29.7%	29.9%	30.0%	29.8%
Combined ratio	93.6%	100.1%	99.1%	86.5%	93.3%	96.1%	96.9%	94.7%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.4)%	2.2%	5.3%	(1.1)%	—%	(0.6)%	0.9%	(0.3)%
Catastrophes, net of reinsurance	4.4%	8.5%	4.1%	0.8%	4.1%	7.5%	6.5%	5.8%
Underlying combined ratio	89.6%	89.4%	89.7%	86.8%	89.2%	89.2%	89.5%	89.2%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$4	$4	$4	$4	$4	$4	$8	$8
Fee income:
Loss and loss adjustment expenses	$42	$40	$42	$40	$39	$42	$82	$81
Underwriting expenses	57	58	60	61	62	63	115	125
Total fee income	$99	$98	$102	$101	$101	$105	$197	$206
Non-insurance general and administrative expenses	$80	$77	$84	$84	$86	$87	$157	$173

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$5,828	$5,662	$5,685	$5,394	$6,383	$6,169	$11,490	$12,552
Net written premiums	$5,157	$5,175	$5,080	$5,018	$5,598	$5,539	$10,332	$11,137
Net earned premiums	$4,477	$4,644	$4,956	$5,067	$5,162	$5,168	$9,121	$10,330
Losses and loss adjustment expenses	2,858	3,251	3,467	2,924	3,282	3,422	6,109	6,704
Underwriting expenses	1,492	1,507	1,459	1,464	1,630	1,620	2,999	3,250
Statutory underwriting gain (loss)	127	(114)	30	679	250	126	13	376
Policyholder dividends	8	7	8	8	8	7	15	15
Statutory underwriting gain (loss) after policyholder dividends	$119	$(121)	$22	$671	$242	$119	$(2)	$361

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net written premiums by market
Domestic
Select Accounts	$908	$883	$824	$862	$974	$975	$1,791	$1,949
Middle Market	2,926	2,618	2,750	2,751	3,213	2,769	5,544	5,982
National Accounts	294	277	247	317	327	312	571	639
National Property and Other	590	862	874	682	642	912	1,452	1,554
Total Domestic	4,718	4,640	4,695	4,612	5,156	4,968	9,358	10,124
International	439	535	385	406	440	571	974	1,011
Total	$5,157	$5,175	$5,080	$5,018	$5,596	$5,539	$10,332	$11,135
Net written premiums by product line
Domestic
Workers’ compensation	$1,051	$852	$777	$812	$1,019	$847	$1,903	$1,866
Commercial automobile	851	830	835	830	964	923	1,681	1,887
Commercial property	693	988	968	845	763	1,054	1,681	1,817
General liability	866	744	829	825	965	809	1,610	1,774
Commercial multi-peril	1,241	1,227	1,240	1,292	1,416	1,345	2,468	2,761
Other	16	(1)	46	8	29	(10)	15	19
Total Domestic	4,718	4,640	4,695	4,612	5,156	4,968	9,358	10,124
International	439	535	385	406	440	571	974	1,011
Total	$5,157	$5,175	$5,080	$5,018	$5,596	$5,539	$10,332	$11,135

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Premiums	$875	$911	$935	$934	$956	$977	$1,786	$1,933
Net investment income	73	78	86	91	90	94	151	184
Other revenues	5	7	6	7	9	6	12	15
Total revenues	953	996	1,027	1,032	1,055	1,077	1,949	2,132
Claims and expenses
Claims and claim adjustment expenses	380	366	351	388	428	473	746	901
Amortization of deferred acquisition costs	160	168	173	172	182	183	328	365
General and administrative expenses	165	173	172	171	205	207	338	412
Total claims and expenses	705	707	696	731	815	863	1,412	1,678
Segment income before income taxes	248	289	331	301	240	214	537	454
Income tax expense	41	59	66	61	45	44	100	89
Segment income	$207	$230	$265	$240	$195	$170	$437	$365
Other statistics
Effective tax rate on net investment income	16.5%	17.0%	16.6%	17.9%	18.0%	18.2%	16.8%	18.1%
Net investment income (after-tax)	$61	$65	$71	$75	$74	$77	$126	$151
Catastrophes, net of reinsurance:
Pre-tax	$5	$21	$5	$6	$5	$40	$26	$45
After-tax	$4	$17	$4	$4	$4	$31	$21	$35
Prior year reserve development - favorable:
Pre-tax	$58	$119	$72	$36	$24	$24	$177	$48
After-tax	$46	$93	$57	$29	$19	$19	$139	$38

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Underwriting gain	$143	$160	$190	$163	$116	$90	$303	$206
Net investment income	61	65	71	75	74	77	126	151
Other income	3	5	4	2	5	3	8	8
Segment income	$207	$230	$265	$240	$195	$170	$437	$365
Combined ratio (1)
Loss and loss adjustment expense ratio	43.0%	39.8%	36.9%	41.1%	44.4%	48.0%	41.4%	46.2%
Underwriting expense ratio	37.0%	37.3%	36.7%	36.2%	40.1%	39.7%	37.1%	39.9%
Combined ratio	80.0%	77.1%	73.6%	77.3%	84.5%	87.7%	78.5%	86.1%
Impact on combined ratio:
Net favorable prior year reserve development	(6.7)%	(13.0)%	(7.7)%	(3.9)%	(2.5)%	(2.5)%	(9.9)%	(2.5)%
Catastrophes, net of reinsurance	0.6%	2.3%	0.6%	0.6%	0.5%	4.1%	1.5%	2.3%
Underlying combined ratio	86.1%	87.8%	80.7%	80.6%	86.5%	86.1%	86.9%	86.3%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$—	$—	$—	$—	$—	$1	$—	$1
Non-insurance general and administrative expenses	$1	$1	$2	$4	$3	$1	$2	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$1,010	$1,035	$1,082	$1,060	$1,076	$1,127	$2,045	$2,203
Net written premiums	$886	$964	$1,003	$989	$943	$1,040	$1,850	$1,983
Net earned premiums	$875	$911	$935	$934	$956	$977	$1,786	$1,933
Losses and loss adjustment expenses	376	363	345	384	424	468	739	892
Underwriting expenses	346	352	359	333	411	408	698	819
Statutory underwriting gain	153	196	231	217	121	101	349	222
Policyholder dividends	4	3	6	5	4	5	7	9
Statutory underwriting gain after policyholder dividends	$149	$193	$225	$212	$117	$96	$342	$213

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net written premiums by market
Domestic
Management Liability	$511	$541	$551	$553	$543	$586	$1,052	$1,129
Surety	257	293	321	276	296	325	550	621
Total Domestic	768	834	872	829	839	911	1,602	1,750
International	118	130	131	160	104	129	248	233
Total	$886	$964	$1,003	$989	$943	$1,040	$1,850	$1,983
Net written premiums by product line
Domestic
Fidelity & surety	$318	$350	$385	$334	$356	$382	$668	$738
General liability	399	425	419	443	434	468	824	902
Other	51	59	68	52	49	61	110	110
Total Domestic	768	834	872	829	839	911	1,602	1,750
International	118	130	131	160	104	129	248	233
Total	$886	$964	$1,003	$989	$943	$1,040	$1,850	$1,983

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Premiums	$3,502	$3,661	$3,827	$3,972	$4,010	$4,098	$7,163	$8,108
Net investment income	117	125	132	135	147	159	242	306
Fee income	7	8	10	8	8	10	15	18
Other revenues	23	25	24	24	26	22	48	48
Total revenues	3,649	3,819	3,993	4,139	4,191	4,289	7,468	8,480
Claims and expenses
Claims and claim adjustment expenses	2,672	3,565	3,279	2,518	2,897	3,429	6,237	6,326
Amortization of deferred acquisition costs	560	578	611	631	652	634	1,138	1,286
General and administrative expenses	359	361	359	338	375	424	720	799
Total claims and expenses	3,591	4,504	4,249	3,487	3,924	4,487	8,095	8,411
Segment income (loss) before income taxes	58	(685)	(256)	652	267	(198)	(627)	69
Income tax expense (benefit)	(25)	(147)	(63)	132	47	(45)	(172)	2
Segment income (loss)	$83	$(538)	$(193)	$520	$220	$(153)	$(455)	$67
Other statistics
Effective tax rate on net investment income	16.3%	16.9%	17.2%	17.3%	17.7%	18.0%	16.6%	17.9%
Net investment income (after-tax)	$98	$103	$111	$111	$122	$129	$201	$251
Catastrophes, net of reinsurance:
Pre-tax	$331	$1,064	$642	$79	$498	$1,080	$1,395	$1,578
After-tax	$261	$841	$505	$63	$393	$854	$1,102	$1,247
Prior year reserve development - favorable:
Pre-tax	$28	$42	$37	$40	$67	$172	$70	$239
After-tax	$22	$34	$28	$32	$52	$137	$56	$189

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Underwriting gain (loss)	$(30)	$(657)	$(319)	$394	$82	$(296)	$(687)	$(214)
Net investment income	98	103	111	111	122	129	201	251
Other income	15	16	15	15	16	14	31	30
Segment income (loss)	$83	$(538)	$(193)	$520	$220	$(153)	$(455)	$67
Combined ratio (1)
Loss and loss adjustment expense ratio	76.3%	97.4%	85.7%	63.4%	72.2%	83.7%	87.1%	78.0%
Underwriting expense ratio	25.2%	24.6%	24.3%	23.4%	24.7%	24.8%	24.9%	24.8%
Combined ratio	101.5%	122.0%	110.0%	86.8%	96.9%	108.5%	112.0%	102.8%
Impact on combined ratio:
Net favorable prior year reserve development	(0.8)%	(1.2)%	(1.0)%	(1.1)%	(1.6)%	(4.2)%	(1.0)%	(2.9)%
Catastrophes, net of reinsurance	9.4%	29.1%	16.8%	2.0%	12.4%	26.4%	19.5%	19.5%
Underlying combined ratio	92.9%	94.1%	94.2%	85.9%	86.1%	86.3%	93.5%	86.2%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$24	$24	$24	$25	$26	$25	$48	$51
Fee income	$7	$8	$10	$8	$8	$10	$15	$18
Non-insurance general and administrative expenses	$5	$4	$4	$6	$5	$6	$9	$11

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$3,509	$4,210	$4,496	$4,001	$3,851	$4,569	$7,719	$8,420
Net written premiums	$3,353	$4,179	$4,410	$3,987	$3,643	$4,536	$7,532	$8,179
Net earned premiums	$3,502	$3,661	$3,827	$3,972	$4,010	$4,098	$7,163	$8,108
Losses and loss adjustment expenses	2,672	3,565	3,279	2,518	2,896	3,430	6,237	6,326
Underwriting expenses	889	1,004	1,042	951	971	1,083	1,893	2,054
Statutory underwriting gain (loss)	$(59)	$(908)	$(494)	$503	$143	$(415)	$(967)	$(272)
Policies in force (in thousands)
Automobile	3,248	3,225	3,223	3,223	3,212	3,180	3,225	3,180
Homeowners and Other	6,355	6,361	6,348	6,290	6,235	6,167	6,361	6,167

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net written premiums by product line
Domestic
Automobile	$1,654	$1,823	$2,022	$1,831	$1,859	$2,001	$3,477	$3,860
Homeowners and Other	1,565	2,173	2,216	1,995	1,635	2,347	3,738	3,982
Total Domestic	3,219	3,996	4,238	3,826	3,494	4,348	7,215	7,842
International	134	183	172	161	149	188	317	337
Total	$3,353	$4,179	$4,410	$3,987	$3,643	$4,536	$7,532	$8,179

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$1,751	$1,946	$2,142	$1,947	$1,970	$2,129	$3,697	$4,099
Net written premiums	$1,741	$1,939	$2,132	$1,937	$1,959	$2,120	$3,680	$4,079
Net earned premiums	$1,723	$1,789	$1,874	$1,944	$1,980	$2,026	$3,512	$4,006
Losses and loss adjustment expenses	1,406	1,540	1,525	1,602	1,430	1,532	2,946	2,962
Underwriting expenses	409	432	458	424	454	468	841	922
Statutory underwriting gain (loss)	$(92)	$(183)	$(109)	$(82)	$96	$26	$(275)	$122
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	81.7%	86.0%	81.4%	82.4%	72.2%	75.6%	83.9%	74.0%
Underwriting expense ratio	23.0%	22.4%	22.1%	21.2%	22.4%	22.3%	22.7%	22.3%
Combined ratio	104.7%	108.4%	103.5%	103.6%	94.6%	97.9%	106.6%	96.3%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	0.4%	0.2%	0.3%	0.4%	(2.3)%	(1.5)%	0.3%	(1.9)%
Catastrophes, net of reinsurance	0.9%	4.7%	2.6%	0.5%	2.0%	4.2%	2.9%	3.1%
Underlying combined ratio	103.4%	103.5%	100.6%	102.7%	94.9%	95.2%	103.4%	95.1%
Catastrophes, net of reinsurance:
Pre-tax	$15	$85	$49	$10	$39	$85	$100	$124
After-tax	$11	$68	$38	$8	$31	$67	$79	$98
Prior year reserve development - favorable (unfavorable):
Pre-tax	$(7)	$(4)	$(5)	$(8)	$45	$30	$(11)	$75
After-tax	$(6)	$(2)	$(4)	$(6)	$34	$26	$(8)	$60

Policies in force (in thousands)	3,248	3,225	3,223	3,223	3,212	3,180
Change from prior year quarter	1.1%	(0.6)%	(1.8)%	(1.7)%	(1.1)%	(1.4)%
Change from prior quarter	(0.9)%	(0.7)%	(0.1)%	—%	(0.3)%	(1.0)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$14	$14	$14	$15	$15	$15	$28	$30
Fee income	$4	$4	$5	$4	$4	$5	$8	$9

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory underwriting
Gross written premiums	$1,758	$2,264	$2,354	$2,054	$1,881	$2,440	$4,022	$4,321
Net written premiums	$1,612	$2,240	$2,278	$2,050	$1,684	$2,416	$3,852	$4,100
Net earned premiums	$1,779	$1,872	$1,953	$2,028	$2,030	$2,072	$3,651	$4,102
Losses and loss adjustment expenses	1,266	2,025	1,754	916	1,466	1,898	3,291	3,364
Underwriting expenses	480	572	584	527	517	615	1,052	1,132
Statutory underwriting gain (loss)	$33	$(725)	$(385)	$585	$47	$(441)	$(692)	$(394)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	71.2%	108.2%	89.7%	45.2%	72.2%	91.6%	90.1%	82.0%
Underwriting expense ratio	27.3%	26.9%	26.5%	25.6%	26.9%	27.2%	27.1%	27.1%
Combined ratio	98.5%	135.1%	116.2%	70.8%	99.1%	118.8%	117.2%	109.1%
Impact on combined ratio:
Net favorable prior year reserve development	(2.0)%	(2.4)%	(2.1)%	(2.4)%	(1.1)%	(6.8)%	(2.2)%	(4.0)%
Catastrophes, net of reinsurance	17.8%	52.3%	30.3%	3.5%	22.6%	48.0%	35.4%	35.5%
Underlying combined ratio	82.7%	85.2%	88.0%	69.7%	77.6%	77.6%	84.0%	77.6%
Catastrophes, net of reinsurance:
Pre-tax	$316	$979	$593	$69	$459	$995	$1,295	$1,454
After-tax	$250	$773	$467	$55	$362	$787	$1,023	$1,149
Prior year reserve development - favorable:
Pre-tax	$35	$46	$42	$48	$22	$142	$81	$164
After-tax	$28	$36	$32	$38	$18	$111	$64	$129

Policies in force (in thousands)	6,355	6,361	6,348	6,290	6,235	6,167
Change from prior year quarter	1.1%	0.4%	(0.3)%	(1.3)%	(1.9)%	(3.0)%
Change from prior quarter	(0.3)%	0.1%	(0.2)%	(0.9)%	(0.9)%	(1.1)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Billing and policy fees and other	$10	$10	$10	$10	$11	$10	$20	$21
Fee income	$3	$4	$5	$4	$4	$5	$7	$9

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	88	92	98	98	98	98	180	196
General and administrative expenses	9	10	9	9	8	12	19	20
Total claims and expenses	97	102	107	107	106	110	199	216

Loss before income tax benefit	(97)	(102)	(107)	(107)	(106)	(110)	(199)	(216)
Income tax benefit	(21)	(23)	(21)	(23)	(23)	(22)	(44)	(45)
Loss	$(76)	$(79)	$(86)	$(84)	$(83)	$(88)	$(155)	$(171)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	June 30, 2024	December 31, 2023
Assets
Fixed maturities, available for sale, at fair value (amortized cost $84,231 and $81,781; allowance for expected credit losses of $1 and $5)	$79,188	$77,807
Equity securities, at fair value (cost $539 and $553)	644	608
Real estate investments	956	959
Short-term securities	4,353	5,137
Other investments	4,370	4,299
Total investments	89,511	88,810
Cash	729	650
Investment income accrued	690	688
Premiums receivable (net of allowance for expected credit losses of $69 and $69)	11,491	10,282
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $117 and $118)	8,132	8,143
Ceded unearned premiums	1,445	1,150
Deferred acquisition costs	3,508	3,306
Deferred taxes	1,788	1,504
Contractholder receivables (net of allowance for expected credit losses of $18 and $20)	3,274	3,249
Goodwill	4,250	3,976
Other intangible assets	371	277
Other assets	4,126	3,943
Total assets	$129,315	$125,978

Liabilities
Claims and claim adjustment expense reserves	$63,857	$61,627
Unearned premium reserves	22,090	20,872
Contractholder payables	3,292	3,269
Payables for reinsurance premiums	869	518
Debt	8,032	8,031
Other liabilities	6,313	6,740
Total liabilities	104,453	101,057
Shareholders’ equity
Common stock (1,750.0 shares authorized; 227.9 and 228.2 shares issued and outstanding)	25,245	24,906
Retained earnings	46,773	45,591
Accumulated other comprehensive loss	(5,410)	(4,471)
Treasury stock, at cost (562.2 and 559.2 shares)	(41,746)	(41,105)
Total shareholders’ equity	24,862	24,921
Total liabilities and shareholders’ equity	$129,315	$125,978

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	June 30, 2024	Pre-tax Book Yield (1)	December 31, 2023	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$56,303	3.72%	$53,626	3.51%
Tax-exempt fixed maturities	22,885	2.96%	24,181	2.92%
Total fixed maturities	79,188	3.50%	77,807	3.33%
Non-redeemable preferred stocks	50	2.19%	48	2.18%
Common stocks	594		560
Total equity securities	644		608
Real estate investments	956		959
Short-term securities	4,353	5.46%	5,137	5.49%
Private equities	2,851		2,783
Hedge funds	210		219
Real estate partnerships	864		855
Other investments	445		442
Total other investments	4,370		4,299
Total investments	$89,511		$88,810

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(3,976)		$(3,129)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	June 30, 2024		December 31, 2023
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$5,940		$6,368
Obligations of U.S. states and political subdivisions:
Pre-refunded	975		966
All other	26,281		27,540
Total	27,256		28,506
Debt securities issued by foreign governments	880		1,006
Mortgage-backed securities - principally obligations of U.S. Government agencies	10,201		7,818
Corporate and all other bonds	34,911		34,109
Total fixed maturities	$79,188		$77,807

Fixed Maturities Quality Characteristics (1)
	June 30, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$38,090	48.1%	$36,612	47.0%
Aa	15,045	19.0	15,797	20.3
A	15,414	19.5	14,715	18.9
Baa	9,686	12.2	9,701	12.5
Total investment grade	78,235	98.8	76,825	98.7
Ba	641	0.8	581	0.8
B	259	0.3	335	0.4
Caa and lower	53	0.1	66	0.1
Total below investment grade	953	1.2	982	1.3
Total fixed maturities	$79,188	100.0%	$77,807	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2		4.1

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Gross investment income
Fixed maturities	$575	$591	$631	$675	$692	$709	$1,166	$1,401
Short-term securities	47	55	67	72	70	70	102	140
Other	53	78	82	40	98	118	131	216
	675	724	780	787	860	897	1,399	1,757
Investment expenses	12	12	11	9	14	12	24	26
Net investment income, pre-tax	663	712	769	778	846	885	1,375	1,731
Income taxes	106	118	129	133	148	158	224	306
Net investment income, after-tax	$557	$594	$640	$645	$698	$727	$1,151	$1,425

Effective tax rate	16.0%	16.5%	16.8%	17.0%	17.6%	17.8%	16.3%	17.7%

Average invested assets (1)	$88,740	$89,536	$91,591	$93,603	$94,677	$95,402	$89,208	$95,062

Average yield pre-tax (1)	3.0%	3.2%	3.4%	3.3%	3.6%	3.7%	3.1%	3.6%
Average yield after-tax	2.5%	2.7%	2.8%	2.8%	2.9%	3.0%	2.6%	3.0%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Net realized investment gains (losses)
Fixed maturities	$(11)	$(22)	$(36)	$(27)	$(40)	$(35)	$(33)	$(75)
Equity securities	18	(19)	(16)	28	79	(28)	(1)	51
Other	(1)	6	(13)	(12)	(4)	(2)	5	(6)
Realized investment gains (losses) before tax	6	(35)	(65)	(11)	35	(65)	(29)	(30)
Related taxes	1	(6)	(15)	(4)	8	(14)	(5)	(6)
Net realized investment gains (losses)	$5	$(29)	$(50)	$(7)	$27	$(51)	$(24)	$(24)

Gross investment gains	$46	$17	$9	$33	$85	$7	$63	$92
Gross investment losses before impairments	(39)	(52)	(73)	(34)	(47)	(72)	(91)	(119)
Net investment gains (losses) before impairments	7	(35)	(64)	(1)	38	(65)	(28)	(27)
Net impairment (charges) recoveries	(1)	—	(1)	(10)	(3)	—	(1)	(3)
Net realized investment gains (losses) before tax	6	(35)	(65)	(11)	35	(65)	(29)	(30)
Related taxes	1	(6)	(15)	(4)	8	(14)	(5)	(6)
Net realized investment gains (losses)	$5	$(29)	$(50)	$(7)	$27	$(51)	$(24)	$(24)

($ in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,909)	$(5,811)	$(8,204)	$(3,969)	$(4,718)	$(5,042)
Other	(3)	(4)	(2)	(1)	(2)	(1)
Unrealized investment gains (losses) before tax	(4,912)	(5,815)	(8,206)	(3,970)	(4,720)	(5,043)
Related taxes	(1,044)	(1,239)	(1,740)	(841)	(999)	(1,067)
Balance, end of period	$(3,868)	$(4,576)	$(6,466)	$(3,129)	$(3,721)	$(3,976)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	June 30, 2024	December 31, 2023
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,952	$3,895
Gross structured settlements (2)	2,661	2,707
Mandatory pools and associations (3)	1,636	1,659
Gross reinsurance recoverables (4)	8,249	8,261
Allowance for estimated uncollectible reinsurance (5)	(117)	(118)
Net reinsurance recoverables	$8,132	$8,143

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	June 30, 2024
Swiss Re Group	A+ second highest of 16 ratings	$682
Berkshire Hathaway	A++ highest of 16 ratings	464
Munich Re Group	A+ second highest of 16 ratings	339
Axa Group	A+ second highest of 16 ratings	173
Hannover Group	A+ second highest of 16 ratings	138

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	June 30, 2024
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$659
Genworth Financial Group	B- eighth highest of 16 ratings	322
John Hancock Group	A+ second highest of 16 ratings	225
Symetra Financial Corporation	A third highest of 16 ratings	205
Brighthouse Financial, Inc.	A third highest of 16 ratings	183

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at June 30, 2024, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.78 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables comprised the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$39,027	$39,279	$39,908	$40,690	$40,833	$41,391	$39,027	$40,833
Incurred	2,858	3,251	3,467	2,924	3,282	3,422	6,109	6,704
Paid	(2,620)	(2,657)	(2,637)	(2,832)	(2,697)	(2,758)	(5,277)	(5,455)
Foreign exchange and other	14	35	(48)	51	(27)	(5)	49	(32)
End of period	$39,279	$39,908	$40,690	$40,833	$41,391	$42,050	$39,908	$42,050
Bond & Specialty Insurance
Beginning of period	$4,167	$4,318	$4,448	$4,423	$4,521	$4,626	$4,167	$4,521
Incurred	376	363	345	384	424	468	739	892
Paid	(238)	(256)	(335)	(325)	(306)	(320)	(494)	(626)
Foreign exchange and other	13	23	(35)	39	(13)	(1)	36	(14)
End of period	$4,318	$4,448	$4,423	$4,521	$4,626	$4,773	$4,448	$4,773
Personal Insurance
Beginning of period	$7,568	$7,567	$8,287	$8,579	$8,363	$8,561	$7,568	$8,363
Incurred	2,672	3,565	3,279	2,518	2,896	3,430	6,237	6,326
Paid	(2,674)	(2,863)	(2,967)	(2,755)	(2,678)	(2,885)	(5,537)	(5,563)
Foreign exchange and other	1	18	(20)	21	(20)	(7)	19	(27)
End of period	$7,567	$8,287	$8,579	$8,363	$8,561	$9,099	$8,287	$9,099
Total
Beginning of period	$50,762	$51,164	$52,643	$53,692	$53,717	$54,578	$50,762	$53,717
Incurred	5,906	7,179	7,091	5,826	6,602	7,320	13,085	13,922
Paid	(5,532)	(5,776)	(5,939)	(5,912)	(5,681)	(5,963)	(11,308)	(11,644)
Foreign exchange and other	28	76	(103)	111	(60)	(13)	104	(73)
End of period	$51,164	$52,643	$53,692	$53,717	$54,578	$55,922	$52,643	$55,922
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$284	$—	$—	$—	$—	$—
All other	(19)	101	(21)	(56)	—	(34)	82	(34)
Total Business Insurance (1)	(19)	101	263	(56)	—	(34)	82	(34)
Bond & Specialty Insurance	(58)	(119)	(72)	(36)	(24)	(24)	(177)	(48)
Personal Insurance	(28)	(42)	(37)	(40)	(67)	(172)	(70)	(239)
Total	$(105)	$(60)	$154	$(132)	$(91)	$(230)	$(165)	$(321)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Asbestos reserves
Beginning reserves:
Gross	$1,674	$1,620	$1,552	$1,848	$1,768	$1,686	$1,674	$1,768
Ceded	(369)	(348)	(334)	(415)	(390)	(382)	(369)	(390)
Net	1,305	1,272	1,218	1,433	1,378	1,304	1,305	1,378
Incurred losses and loss expenses:
Gross	—	—	374	—	—	—	—	—
Ceded	—	—	(90)	—	—	—	—	—
Paid loss and loss expenses:
Gross	54	69	77	81	82	74	123	156
Ceded	(21)	(13)	(10)	(25)	(8)	(13)	(34)	(21)
Foreign exchange and other:
Gross	—	1	(1)	1	—	—	1	—
Ceded	—	1	(1)	—	—	1	1	1
Ending reserves:
Gross	1,620	1,552	1,848	1,768	1,686	1,612	1,552	1,612
Ceded	(348)	(334)	(415)	(390)	(382)	(368)	(334)	(368)
Net	$1,272	$1,218	$1,433	$1,378	$1,304	$1,244	$1,218	$1,244

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	June 30, 2024	December 31, 2023
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	750
Total long-term debt	8,004	8,004
Unamortized fair value adjustment	34	35
Unamortized debt issuance costs	(106)	(108)
	7,932	7,931
Total debt	8,032	8,031
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	28,838	28,050
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$36,870	$36,081
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.8%	22.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	June 30, 2024 (1)	December 31, 2023
Statutory capital and surplus	$25,210	$25,114
GAAP adjustments
Goodwill and intangible assets	3,648	3,657
Investments	(4,584)	(3,455)
Noninsurance companies	(4,629)	(5,183)
Deferred acquisition costs	3,374	3,161
Deferred federal income tax	264	84
Current federal income tax	(3)	(6)
Reinsurance recoverables	55	55
Furniture, equipment & software	959	982
Agents balances	200	189
Other	368	323
Total GAAP adjustments	(348)	(193)
GAAP shareholders’ equity	$24,862	$24,921

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Cash flows from operating activities
Net income (loss)	$975	$(14)	$404	$1,626	$1,123	$534	$961	$1,657
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(6)	35	65	11	(35)	65	29	30
Depreciation and amortization	204	179	169	170	196	182	383	378
Deferred federal income tax expense (benefit)	32	(96)	(43)	(56)	42	(85)	(64)	(43)
Amortization of deferred acquisition costs	1,462	1,519	1,604	1,641	1,698	1,678	2,981	3,376
Equity in income from other investments	(30)	(55)	(59)	(13)	(68)	(89)	(85)	(157)
Premiums receivable	(557)	(832)	(33)	81	(557)	(664)	(1,389)	(1,221)
Reinsurance recoverables	(24)	(17)	(163)	141	33	(34)	(41)	(1)
Deferred acquisition costs	(1,629)	(1,722)	(1,728)	(1,610)	(1,776)	(1,807)	(3,351)	(3,583)
Claims and claim adjustment expense reserves	381	1,413	1,259	(210)	928	1,384	1,794	2,312
Unearned premium reserves	893	1,042	882	(227)	457	788	1,935	1,245
Other	(689)	97	689	550	(583)	(275)	(592)	(858)
Net cash provided by operating activities	1,012	1,549	3,046	2,104	1,458	1,677	2,561	3,135
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,538	1,493	1,878	1,462	1,709	2,464	3,031	4,173
Proceeds from sales of investments:
Fixed maturities	2,364	751	1,504	362	942	308	3,115	1,250
Equity securities	28	62	27	21	21	41	90	62
Other investments	64	36	66	89	55	55	100	110
Purchases of investments:
Fixed maturities	(4,335)	(3,328)	(5,391)	(2,636)	(3,738)	(4,349)	(7,663)	(8,087)
Equity securities	(34)	(16)	(30)	(25)	(26)	(21)	(50)	(47)
Real estate investments	(14)	(12)	(20)	(21)	(13)	(11)	(26)	(24)
Other investments	(139)	(116)	(120)	(120)	(90)	(95)	(255)	(185)
Net sales (purchases) of short-term securities	228	(646)	(600)	(646)	454	330	(418)	784
Securities transactions in the course of settlement	(35)	50	45	(143)	111	247	15	358
Acquisition, net of cash acquired	—	—	—	—	(381)	(1)	—	(382)
Other	(120)	(131)	(84)	(127)	(81)	(111)	(251)	(192)
Net cash used in investing activities	(455)	(1,857)	(2,725)	(1,784)	(1,037)	(1,143)	(2,312)	(2,180)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024	2Q2024	YTD 2Q2023	YTD 2Q2024
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(398)	(396)	(100)	(64)	(250)	(249)	(794)	(499)
Treasury stock acquired - net employee share-based compensation	(62)	—	(1)	(1)	(110)	(1)	(62)	(111)
Dividends paid to shareholders	(215)	(232)	(229)	(232)	(229)	(244)	(447)	(473)
Issuance of debt	—	738	—	—	—	—	738	—
Issuance of common stock - employee share options	82	28	7	24	190	22	110	212
Net cash provided by (used in) financing activities	(593)	138	(323)	(273)	(399)	(472)	(455)	(871)
Effect of exchange rate changes on cash	4	8	(10)	10	(5)	—	12	(5)
Net increase (decrease) in cash	(32)	(162)	(12)	57	17	62	(194)	79
Cash at beginning of period	799	767	605	593	650	667	799	650
Cash at end of period	$767	$605	$593	$650	$667	$729	$605	$729
Supplemental disclosure of cash flow information
Income taxes paid (received)	$(16)	$155	$13	$49	$24	$831	$139	$855
Interest paid	$60	$115	$59	$136	$60	$135	$175	$195
Supplemental disclosure of noncash financing activities
Issuance of common stock - net share settlement of employee options	$—	$—	$—	$—	$28	$2	$—	$30

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Shareholders’ equity	$23,052	$21,855	$19,978	$24,921	$25,022	$24,862
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,868	4,576	6,466	3,129	3,721	3,976
Net realized investment (gains) losses, net of tax	(5)	24	74	81	(27)	24
Adjusted shareholders’ equity	$26,915	$26,455	$26,518	$28,131	$28,716	$28,862
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2024 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., which owns a majority interest in JMalucelli Travelers Seguros S.A., a Colombian surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.